SMALL/MID CAP ETF

Ballast Small/Mid Cap ETF Summary Prospectus January 28, 2025

Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at etf.mgmtetf.com or funddocs.filepoint.com/ballast/. You can also get this information at no cost by calling 1-866-383-6468 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated January 28, 2025. Shares of the Fund are listed and traded on NYSE Arca, Inc.

Investment Objective

The Ballast Small/Mid Cap ETF (the “Fund”) seeks to generate positive risk adjusted returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver and/or Expense Reimbursement(1)	(0.07)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.10%

(1)	The Fund’s adviser, Ballast Asset Management, LP (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses to 1.10% of the Fund’s average daily net assets through January 31, 2026 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees (the “Board”); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$365	$637	$1,414

Ballast Asset Management, LP • 3879 Maple Avenue, Suite 300, Oaklawn Building • Dallas, TX 75219 Page 1 of 5

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio. Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

Principal Investment Strategies

Ballast Asset Management, LP, the Fund’s investment adviser (the “Adviser”), seeks to generate positive risk adjusted returns, meaning positive rates of return after adjustment for the amount of risk taken, by investing primarily in equity securities of small and midsize U.S. companies that the Adviser believes are underpriced due to misperception of future earnings growth relative to the Adviser’s expectations for growth over the long-term. The Adviser considers small capitalization and mid capitalization companies to be those with market capitalizations between $100 million and $15 billion at the time of the initial purchase. The Fund may invest in companies in any economic sector.

The Adviser, which actively manages the Fund, emphasizes investments in high quality, financially sound companies that have the ability to execute their business plans in both favorable and unfavorable environments leading to outperformance over the long term. In identifying investments, the Adviser evaluates the company as a whole, including (1) whether management teams have demonstrated successful operation of their businesses in unfavorable and favorable market environments; (2) balance sheets; (3) cash flow; and (4) return on capital.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stocks) of domestic companies with small to medium market capitalizations (the “80% Policy”). The 80% Policy is a non-fundamental investment policy and therefore may be changed by the Board upon at least sixty days’ notice to shareholders.

The Fund may also invest all or substantially all of its assets in cash and cash equivalents, including money market funds and other short--term fixed income investments, in seeking to protect principal, or when, in the Adviser’s opinion, there are not sufficient companies appropriate for investment. As an alternative to holding cash or cash equivalents, the Adviser may invest the Fund’s assets in shares of other investment companies, including open-end and closed-end funds and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”) in order for the Fund to be more fully invested.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. The Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Therefore, you should consider carefully the following risks before investing in the Fund.

•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.
•	Small and Mid-Cap Company Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and mid-cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
•	Active Management Risk. The Fund is actively managed and is thus subject to management risk. The Adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.
•	Fluctuation of Net Asset Value Risk. The net asset value (“NAV”) of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange (as defined in the “Purchase and Sale of Fund Shares” section of the Fund’s prospectus).
•	Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Ballast Asset Management, LP • 3879 Maple Avenue, Suite 300, Oaklawn Building • Dallas, TX 75219 Page 2 of 5

•	Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of the Fund’s prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the “Purchase and Sale of Fund Shares” section of the Fund’s prospectus), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
•	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.
•	Underlying Funds Risk. When the Fund invests in an Underlying Fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the Underlying Funds and the level of risk arising from the investment practices of the Underlying Funds (such as the use of leverage). ETFs and closed-end funds are subject to additional risks, such as the fact that their shares may trade at a market price above or below their net asset value or that an active market may not develop.
•	Money Market Fund Risks. When the Fund invests in an underlying fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.
•	Equity Securities Risk. The NAV of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
•	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.
•	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its agents seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Ballast Asset Management, LP • 3879 Maple Avenue, Suite 300, Oaklawn Building • Dallas, TX 75219 Page 3 of 5

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index and secondary performance index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is no guarantee of how it will perform in the future.

Annual Total Return (year ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter: First Quarter 2021 25.84%

Worst Quarter: Second Quarter 2022 (13.57)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2024

Ballast Small/Mid Cap ETF	1 Year	Since Inception (December 2, 2020)
Return Before Taxes	13.41%	14.03%
Return After Taxes on Distributions	13.27%	13.84%
Return After Taxes on Distributions and Sale of Fund Shares	8.04%	11.14%
S&P 500® Index(1) (reflects no deductions for fees, expenses and taxes)	25.02%	13.98%
Russell 2500 Value Index(1) (reflects no deductions for fees, expenses and taxes)	10.98%	10.52%

(1)	As of the date of the Fund’s prospectus, the Fund changed its primary index to the S&P 500® Index due to new regulatory requirements for broad-based index comparison. The S&P 500® Index is a widely recognized unmanaged market capitalization weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.
(2)	The Russell 2500® Value Index (the “Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Fund’s portfolio. The Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. The Index represents the smallest 2500 stocks of the Russell 3000 Index, which tracks the performance of the largest 3,000 U.S.-traded stocks. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The indices returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 1-866-383-6468 or accessed on the Fund’s website at https://etf.mgmtetf.com/.

Ballast Asset Management, LP • 3879 Maple Avenue, Suite 300, Oaklawn Building • Dallas, TX 75219 Page 4 of 5

Portfolio Management

Investment Adviser

Ballast Asset Management, LP

Portfolio Manager

•	Ragen Stienke, CFA, Portfolio Manager, Founder and CEO of the Adviser, has been the portfolio manager of the Fund since its inception in December 2020.

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the Fund’s distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Individual shares may only be purchased and sold in secondary market transactions through brokers.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ballast Asset Management, LP • 3879 Maple Avenue, Suite 300, Oaklawn Building • Dallas, TX 75219 Page 5 of 5